Exhibit 99.3

Exhibit 99.3

Second Quarter 2005

Earnings Call

Cautionary Statement

Safe Harbor

This presentation contains forward-looking statements about the future operating results of Main Street Banks, Inc. (“Main Street”). These forward-looking statements involve risks and uncertainties. Factors that could cause Main Street’s actual results to differ materially from the forward-looking statements are set forth in Main Street’s reports filed with the SEC.

Agenda

Welcome and introduction of participants

Company overview

Recent developments at Main Street

Announcement of second quarter results

Presentation of second quarter financials

Factors impacting second quarter results

Future opportunities

Questions and answers

Call Participants

Executive Position

Sam Hay President and CEO

Max Crowe EVP and Chief Banking Officer

David Brooks EVP and Chief Financial Officer

John Monroe EVP and Chief Credit Officer

Company Overview

Largest community bank in metro Atlanta

Atlanta population growing at three times average U.S. rate

Filling a market void for clients and investors

Combining operating performance and growth

23 banking centers in 18 high-growth communities

Assets of $2.4 billion

Company Overview

NASDAQ:

Share Price:

52 Week Range:

Diluted Shares Outstanding:

Market Capitalization:

Average Daily Volume:

Trailing 12-Month P/E :

Total Assets:

MSBK

$27.36*

$35.48 to $21.95

21.9 Million

$585.9 Million

56,633**

19.0

$2.4 Billion

* As of July 18, 2005

** Last 90 days

Company Overview

Covering Analysts:

FIG Partners

FTN Midwest Research

Keefe, Bruyette and Woods

Raymond James

Sidoti and Company LLC

Stanford Group

Sterne, Agee & Leach

SunTrust Robinson Humphrey

Recent Developments

Announced David Brooks of Wachovia as new CFO

Created risk management and operations positions with internal promotions

Lowered 2Q05 earnings forecast to $0.25 to $0.27 per share and 2005 forecast to $1.40 to $1.46 per share after completion of problem loan portfolio review

Adopting new credit initiatives to augment credit structure

Galleria and Suwanee Banking Centers under construction

High Performance Checking program enhancing deposit and fee growth

Attended FIG Partners CEO Forum in Atlanta in April

Sterne, Agee & Leach initiated research coverage June 28

Presenting at SunTrust Robinson Humphrey Sunbelt Community Bank Conference in September

Second Quarter Performance

Net income of $5.8 million or $0.27 per diluted share

Problem loan portfolio reduced earnings by $0.06 per share

Additional tax provision of $0.03 per share

Closed loan settlement services sub with $0.01 per share charge

Loans up 13.5% year to year and 6.7% annualized from 1Q05

Checking balances grew 4.8% year to year and 23.8% annualized from 1Q05

Net interest margin increased 24 bp from 1Q05

NPAs declined 26% from 1Q05

Fee income growth led by deposit service charges and SBA lending

Noninterest expenses up 11.6% over 1Q05

Net Income ($            in thousands)

$9.0

$8.0

$7.0

$6.0

$5.0

$4.0

1Q 2005

4Q 2004

3Q 2004

2Q 2004

2Q 2005

$

%

Second Qtr.

Second Qtr.

Change

Change

2005

2004

$

$

$

Net Interest Income

14%

2,762

20,219

22,981

209%

2,740

1,310

4,050

Provision Expense

Net Interest Income after Provision

0%

22

18,909

18,931

4%

327

7,419

7,746

Non-Interest Income

7%

1,152

16,134

17,286

Non-Interest Expense

Income before Taxes

-8%

(803)

10,194

9,391

28%

782

2,803

3,585

Income Tax expense

$

$

$

$

Net Income

-21%

(1,585)

7,391

5,806

Average Loans Outstanding ($            Millions)

$1,800.0

$1,700.0

$1,600.0

$1,500.0

$1,400.0

1Q 2005

4Q 2004

3Q 2004

2Q 2004

2Q 2005

%

$

Second Qtr.

Second Qtr.

Change

2004

2005

AVERAGE LOANS OUTSTANDING

Change

$

$

4%

12.0

282.2

294.2

$

Real Estate Mortgage

114.4

330.9

445.3

Real Estate Construction

35%

73.0

777.9

850.9

Commercial Real Estate

9%

10.4

121.8

132.2

Commercial and Industrial

9%

0.0

40.5

40.5

Consumer

0%

(1.3)

(2.0)

(3.3)

Unearned income

65%

13%

208.5

1,551.3

1,759.8

Total Average Loans

Average Deposits ($            Millions)

$1,800.0

$1,700.0

$1,600.0

$1,500.0

$1,400.0

$1,300.0

1Q 2005

4Q 2004

3Q 2004

2Q 2004

2Q 2005

%

$

Second Qtr.

Second Qtr.

Change

2004

2005

AVERAGE DEPOSITS

Change

6%

13.0

$

235.0

$

248.0

$

Non-interest Bearing Demand

3.3

105.0

108.3

Interest Bearing Demand

3%

86.3

332.5

418.8

Money Market

26%

(1.5)

40.0

38.5

Savings

-4%

26.7

102.3

129.0

Public Funds

26%

16%

127.8

814.8

942.6

Total Low Cost Core Deposits

46.7

732.9

779.6

Time Deposits

6%

$

Total Deposits

11%

174.5

$

1,547.7

$

1,722.2

Net Interest Income ($            Millions)

$23.0

$21.0

$19.0

$17.0

$15.0

2Q 2005

1Q 2005

4Q 2004

3Q 2004

2Q 2004

Second Qtr. 2005

Second Qtr. 2004

$            Change

% Change

Net Interest Income

$ 23.0

$20.2

$2.8

14%

Net Interest Margin

4.42%

4.41%

0.01%

Non-interest Income ($            Thousands)

$8,000.0

$7,500.0

$7,000.0

$6,500.0

$6,000.0

1Q 2005

4Q 2004

3Q 2004

2Q 2004

2Q 2005

$

Second Qtr.

Second Qtr.

%

Change

Change

2004

2005

NON-INTEREST INCOME

6%

129.1

$

2,023.2

$

2,152.3

$

Service Charges on Deposit Accounts

10.0

352.4

362.4

Other Customer Service Fees

3%

(178.6)

859.6

681.0

Mortgage Banking Revenue

-21%

(36.9)

185.3

148.4

Investment Brokerage Revenue

-20%

(21.1)

2,370.4

2,349.3

Insurance Agency Revenue

-1%

1,170.6

367.9

1,538.5

Income from SBA Lending

318%

(745.4)

1,259.9

514.5

Other Income

-59%

$

$

Total Non-Interest Income

4%

327.7

7,418.7

7,746.4

$

Non-interest Expense ($            Thousands)

$18,000.0

$17,000.0

$16,000.0

$15,000.0

$14,000.0

1Q 2005

4Q 2004

3Q 2004

2Q 2004

2Q 2005

%

$

Second Qtr.

Second Qtr.

Change

2004

2005

NON-INTEREST EXPENSE

Change

12%

890.3

$

7,688.4

$

8,578.7

$

Salaries and Other Compensation

(221.9)

1,520.0

1,298.1

Employee Benefits

-15%

(94.0)

2,208.4

2,114.4

Net Occupancy and Equipment

-4%

271.6

223.4

495.0

Data Processing Fees

122%

245.8

583.2

829.0

Professional Services

42%

(39.7)

1,027.6

987.9

Communications and Supplies

-4%

9.0

121.8

130.8

Amortization of Intangible Assets

7%

90.3

2,761.3

2,851.6

Other Expense

3%

$

$

Total Non-Interest Expense

7%

1,151.4

$

16,134.1

17,285.5

Asset Quality

First

Fourth

Third

Second

Second

Quarter

Quarter

Quarter

Quarter

Quarter

2005

2004

2004

2004

2005

Net annualized charge-off

0.86%

0.56%

0.48%

0.11%

0.09%

as a        % of average loans

Non-performing assets as

0.66%

0.90%

0.62%

0.26%

0.41%

a        % of total assets, period-end

Reserve for possible loan losses

1.43%

1.43%

1.48%

1.47%

1.45%

as a        % of loans, period-end

Loans 90 days past due and still

0.12%

0.33%

0.24%

0.13%

0.23%

accruing as a        % of loans, period end

Asset Quality (cont’d)

Annualized net charge-offs of 86 bp in 2Q05

73% of losses from problem portfolio

Expecting losses to moderate substantially in 2H05

NPAs to Assets 66 bp at quarter end

13% of NPAs are SBA guaranteed

Larger NPAs well-secured or previously reserved

Internally criticized loans and loan delinquencies are down

General asset quality outlook is favorable

Credit Review staffed to complete annual review of all lenders

Asset Quality (cont’d)

Enhanced lender performance standards for asset quality

Front-end large loan review for compliance with approval standards in place

Special assets officer hired in June

Automated systems for recognizing related credits complete

Construction loan management software installed

98% of portfolio is collateralized and principal guaranteed

No shared national credits

Largest credit is less than 1% of portfolio

Guiding Strategies

Constantly measure and manage service quality

Build on position as Atlanta’s leader in community banking

Invest in internal growth in Atlanta market

Preserve informal and entrepreneurial culture

Ensure decentralized structure at point of sale

Strong centralized credit and risk controls

Transform lending success to checking account growth

Goals and Initiatives for 2005

Double digit loan and deposit growth

Price business versus internal goal, not “across the street” index

Continue consumer High Performance Checking program

Launch High Performance Business Checking in 4th quarter

Continue to improve asset quality

Significantly reduce loan losses in 2H05

Maintain expense diligence despite growth and investment in future

Sales and Marketing

Continued healthy balance sheet growth

Loans up 13.5% year to year and 6.7% annualized from 1Q05

Checking balances grew 23.8% annualized from 1Q05

Galleria Banking Center to open 3Q05

Suwanee Banking Center currently under construction

Raised sales incentives on checking deposits in April

High Performance Checking program continues on plan

Account openings up 2.4 times compared to same period in 2004

Continuing direct mail marketing program to 100,000+ prospects every six weeks

Mystery shopping and refresher training conducted annually

M&A Activity

Interested in bank deals with strategic fit

Not actively pursuing deals

Continuing to build on internal growth

Seeking insurance agencies within footprint

Pursuing purchases of insurance books of business

Future Opportunities

Foresee continued loan and deposit growth

Lending to stable commercial and residential RE sectors

Focusing on owner-occupied real estate credits

Transforming lending success into deposit gathering momentum

High expectations for new checking program

Mandating compensating balances on loan relationships

Atlanta housing economy appears in balance

Tightening A&D standards due to expansion of lot inventories in Atlanta market

Focusing on fee income growth in revenue and net contribution

Second Quarter 2005

Earnings Call